Portions of this Exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 promulgated under the Securities Exchange Act of 1934 and are indicated by *****.

AMENDMENT TO
SERVICES AGREEMENT

This Amendment to Services Agreement (the “Amendment”) is made as of May 27, 2010, by and between Law Offices of David J. Stern, P.A., a Florida professional association (“Firm”) and DJS Processing, LLC, a Delaware limited liability company (“Provider”) (each of Firm and Provider, a “Party”; together, the “Parties”).  Capitalized terms not defined herein shall have the meanings set forth in the Agreement (as defined below).

Background

A.
Firm and Provider entered into a Services Agreement dated as of January 15, 2010 (the “Agreement”), pursuant to which Firm engaged Provider as an independent contractor to provide certain Services to Firm.

B.	The Parties desire to amend Exhibit C of the Agreement to adjust the Fee Schedule for Services provided under the Agreement.

C.
Pursuant to Sections 7.3.1, 7.3.2., and 20.10 of the Agreement, an adjustment to the Fee Schedule set forth on Exhibit C must be agreed upon by both Parties and signed by an authorized representative of the Party against whom it is sought to enforce such adjustment.

Now, therefore, Firm and Provider hereby agree as follows.

Amendment

1.           Amendment.

(a)           Exhibit C of the Agreement is hereby deleted in its entirety, and the exhibit set forth on Attachment A to this Amendment is adopted as Exhibit C to the Agreement.

(b)           The Fee Schedule set forth on Exhibit C, as amended, shall be effective as of January 1, 2010.

2.           Miscellaneous.

(a)           Except as specifically amended by this Amendment, the Agreement shall remain in full force and effect and is hereby ratified and confirmed.

(b)           This Amendment shall be construed as one with the Agreement, and the Agreement shall, where the context requires, be read and construed throughout so as to incorporate this Amendment.

[Signature Page Follows.]

Portions of this Exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 promulgated under the Securities Exchange Act of 1934 and are indicated by *****.

Firm and Provider have executed this Amendment to Services Agreement as of the date first above written.

FIRM: LAW OFFICES OF DAVID J. STERN, P.A.

By:	/s/
David J. Stern, President

PROVIDER: DJS PROCESSING, LLC

By:	/s/
Kumar Gursahaney, Vice President

Portions of this Exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 promulgated under the Securities Exchange Act of 1934 and are indicated by *****.

Attachment A

EXHIBIT C

Fee Schedule

Services	Per File Processing Fee
Foreclosure	[*****]
Bankruptcy – Florida	[*****]
Bankruptcy – Puerto Rico	[*****]
Eviction	[*****]
Closings	[*****]
Monitor Junior Lien Positions	[*****]
Loss Mitigation	[*****]
Litigation/Other	[*****]
Deed in Lieu	[*****]
Mediation	[*****]

Access Fee	Per Excluded File
Foreclosure	[*****]
Bankruptcy – Florida	[*****]
Bankruptcy – Puerto Rico	[*****]
Eviction	[*****]
Closings	[*****]
Monitor Junior Lien Positions	[*****]
Loss Mitigation	[*****]
Litigation/Other	[*****]
Deed in Lieu	[*****]
Mediation	[*****]

C-1